EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Hawkeye Digital, Inc. (the “Company”) on Form 10-K for the year ended June 30, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David Wachsman, President of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

September 11, 2026	By:	/s/ David Wachsman
David Wachsman
President (Principal Executive Officer)